Exhibit 10.1
Back to Form 8-K

AMENDMENT #18 TO CONTRACT NO. 0654
BETWEEN
GEORGIA DEPARTMENT OF COMMUNITY HEALTH
AND
WELLCARE OF GEORGIA, INC.
This Amendment is between the Georgia Department of Community Health (hereinafter referred to as “DCH” or the “Department”) and WellCare of Georgia, Inc. (hereinafter referred to as “Contractor”) and is made effective on the date DCH receives written approval from the Centers for Medicare and Medicaid Services (hereinafter referred to as “CMS”). Unless expressly modified or added in this Amendment #18, the terms and conditions of the above-referenced contract, as previously amended, are expressly incorporated into this Amendment #18 as if completely restated herein.
WHEREAS, DCH and Contractor executed Contract #0654 with an effective date of July 18, 2005 for the provision of services to members of the Georgia Families Program;
WHEREAS, DCH pays Contractor a per member per month capitation rate for each Georgia Families member enrolled in the Contractor’s plan;
WHEREAS, DCH has sought permission from CMS to revise the capitation rates payable to Contractor for State Fiscal Year 2014; and
WHEREAS, pursuant to Section 32.0, Amendments in Writing, DCH and Contractor desire to amend the above-referenced Contract by modifying the funding as set forth below.
NOW THEREFORE, for and in consideration of the mutual promises of the Parties, the terms, provisions and conditions of this Amendment and other good and valuable consideration, the sufficiency of which is hereby acknowledged, DCH and Contractor hereby agree as follows:

I.
Upon receiving written notice from CMS indicating that agency’s approval of the revised capitation rates to be effective for SFY 2014 (July 1, 2013 through June 30, 2014), the parties agree that Attachment H, Capitation Payment, contained at Exhibit 1 to this Amendment, is applicable for the period of July 1, 2013 through June 30, 2014. In the event CMS disapproves revision of the capitation rates as described herein, this amendment shall have no effect. DCH shall notify Contractor in writing upon receipt of the CMS decision regarding the revision of the capitation rates.

II.	The parties agree that the provisions set forth in Section 4.10.7, Payments Pursuant to Section 1202 of the Affordable Care Act, also apply to the time period of July 1, 2013 through June 30, 2014.

III.
DCH and Contractor agree that they have assumed an obligation to perform the covenants, agreements, duties and obligations of the Contract, as modified and amended herein, and agree to abide by all the provisions, terms and conditions contained in the Contract as modified and amended.

IV.
This Amendment shall be binding and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns. Whenever the provisions of this Amendment and the Contract are in conflict, the provisions of this Amendment shall take precedence and control.

V.
It is understood by the Parties hereto that, if any part, term, or provision of this Amendment or this entire Amendment is held to be illegal or in conflict with any law of this State, then DCH, at its sole option, may enforce the remaining unaffected portions or provisions of this Amendment or of the Contract and the rights and obligations of the parties shall be construed and enforced as if the Contract or Amendment did not contain the particular part, term or provision held to be invalid.

VI.	This Amendment shall be construed in accordance with the laws of the State of Georgia.

VII.	All other terms and conditions contained in the Contract and any amendment thereto, not amended by this Amendment, shall remain in full force and effect.
SIGNATURES ON THE FOLLOWING PAGE

Amendment #18	Page 2 of 7
Contract #0654
WellCare of Georgia, Inc.

SIGNATURE PAGE

IN WITNESS WHEREOF, DCH and Contractor, through their authorized officers and agents, have caused this Amendment to be executed on their behalf as of the date indicated.

GEORGIA DEPARTMENT OF COMMUNITY HEALTH

/s/ Clyde L. Reese III	12/26/2013
Clyde L. Reese III, Esq., Commissioner	Date

Jerry L. Dubberly	12-26-2013
Jerry Dubberly, Chief	Date
Division of Medical Assistance Plans

WELLCARE OF GEORGIA, INC.

BY:	/s/ Roman Kulich	12/19/2013
	*SIGNATURE	DATE

Roman Kulich
Please Print/Type Name Here

Region President
*TITLE

* Must be President, Vice President, CEO or Other Officer Authorized to Execute on Behalf of and Bind the Entity to a Contract

Amendment #18	Page 3 of 7
Contract #0654
WellCare of Georgia, Inc.

EXHIBIT 1 TO AMENDMENT #18
CONFIDENTIAL - NOT FOR CIRCULATION
ATTACHMENT H
Attachment H is a table displaying the contracted rates by rate cell for each contracted region. These rates will be the basis for calculating capitation payments in each contracted Region.
(The table is displayed on the following page.)
*(THE FOLLOWING THREE PAGES CONTAIN A TABLE OF THE CAPITATION RATES PAYABLE TO WELLCARE OF GEORGIA, INC. WITH RESPECT TO MEMBERS ENROLLED IN ITS MEDICAID PLAN. IT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION)*

Amendment #18	Page 4 of 7
Contract #0654
WellCare of Georgia, Inc.